UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 2011

AUTOINFO, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-11497	13-2867481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6413 Congress Ave – Suite 260 Boca Raton		33487
(Address Of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code (561) 988-9456

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of AutoInfo, Inc. (“AutoInfo”) filed on July 13, 2011 (the “Report”) in connection with the consummation of the transactions contemplated by an Asset Purchase Agreement, dated as of July 8, 2011, by and among AutoInfo and its affiliated entities, on the one hand, and Eleets Transportation Company, Inc. a Florida corporation (“Seller”) and Allen J. Steele, on the other hand, for the acquisition of substantially all of the operating assets of the Seller’s truck agent business division (the “Truck Agent Business Unit”) (the “Acquisition”).  The purpose of this amendment is to provide the financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were excluded from the original filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement

Incorporated herein by reference to Item 1.01 of the Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Incorporated herein by reference to Item 2.01 of the Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of the Truck Agent Business Unit for the requisite periods, required by this Item 9.01(a), is filed herein as Exhibit 99.1.

(b)	Pro-forma Financial Information.

The pro forma combined financial statements of AutoInfo and the Truck Agent Business Unit for the requisite periods, required by this Item 9.01(b), is filed herein as Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement dated July 8, 2011.(1)

23.1	Consent of Patrick & Robinson, LLP*

99.1	Audited Financial Statements of Business Acquired*

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements*
*Filed herewith.
(1) Filed as an exhibit to this Report on July 13, 2011 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoInfo, Inc.

Dated: September 23, 2011	By:	/s/ William Wunderlich
William Wunderlich,
Chief Financial Officer